Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06	12/31/06	03/31/07
ASSETS

Cash and Cash Equivalents	$146,861	$176,425	$150,409	$180,707	$142,887	$172,567	$145,393	$199,358	$232,259
Securities Available For Sale	1,409,434	1,363,180	1,348,521	1,383,909	1,344,016	1,288,390	1,231,369	1,137,352	1,205,593
FRB and FHLB Stock	19,352	19,352	19,352	19,352	19,352	18,577	16,124	13,403	15,027
Loans Held For Sale	22,131	22,611	34,774	19,737	19,319	18,882	21,646	17,354	21,991

Loans:
Commercial & Industrial (C&I)	812,050	831,537	841,430	848,420	836,986	851,692	854,475	853,839	865,347
Municipal	98,128	79,070	156,630	160,357	172,443	90,206	144,152	141,522	159,459
Multi-Family	180,632	185,920	192,563	196,590	195,809	205,443	213,153	216,049	247,029
Commercial Real Estate	1,651,247	1,736,665	1,760,621	1,778,202	1,827,096	1,884,716	1,933,279	1,942,685	1,977,258
Construction	133,799	124,648	173,909	192,165	212,824	218,123	211,187	232,000	217,068
Residential Real Estate	712,133	733,472	724,873	737,462	731,798	750,031	749,106	751,450	749,018
Home Equity Credit Lines	297,649	307,866	316,733	316,465	316,355	319,606	325,814	322,124	319,235
Consumer	242,239	255,239	259,865	257,829	254,719	254,839	246,394	237,541	231,221

Total Loans	4,127,877	4,254,417	4,426,624	4,487,490	4,548,030	4,574,656	4,677,560	4,697,210	4,765,635
Less: Allowance for Loan Losses	(59,811)	(60,805)	(61,468)	(60,822)	(61,464)	(62,070)	(62,153)	(62,160)	(62,768)

Net Loans	4,068,066	4,193,612	4,365,156	4,426,668	4,486,566	4,512,586	4,615,407	4,635,050	4,702,867

Accrued Interest Receivable	28,443	29,689	29,202	32,621	32,772	31,138	32,393	33,123	32,802
Other Assets	74,841	87,492	90,480	93,377	93,673	102,079	89,759	83,938	86,512
Premises and Equipment, net	72,336	71,632	70,509	69,731	68,568	69,503	67,952	67,036	68,541
Mortgage Servicing Rights	12,074	12,073	12,970	13,741	13,966	14,529	14,347	14,155	14,209
Identified Intangibles	19,648	18,983	18,320	17,655	16,991	16,326	15,661	14,996	14,332
Goodwill	216,136	216,136	216,136	216,038	216,038	216,038	216,038	216,038	216,038

Total Assets	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803	$6,610,171

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$881,954	$934,234	$988,096	$973,752	$929,718	$965,794	$971,378	$966,758	$909,309
Savings	514,215	502,525	499,119	489,734	489,944	474,883	481,380	468,294	462,935
NOW	898,720	908,148	891,058	861,000	906,934	895,817	866,134	861,435	864,364
CMAs / Money Market	1,527,753	1,418,634	1,592,743	1,749,878	1,584,777	1,441,573	1,658,319	1,655,349	1,663,107
Certificates of Deposit Less than $100,000	763,502	811,389	814,435	814,289	853,645	878,181	858,834	848,814	880,993
Certificates of Deposit $100,000 and Over	477,019	569,505	607,897	625,682	618,319	661,322	663,086	678,243	749,061

Total Deposits	5,063,163	5,144,435	5,393,348	5,514,335	5,383,337	5,317,570	5,499,131	5,478,893	5,529,769

Securities Sold Under Agreements to Repurchase	91,443	56,775	64,114	56,315	53,238	138,773	87,112	73,611	87,017
Other Borrowings	254,418	296,903	179,552	171,008	288,482	285,497	135,975	136,409	261,656
Accrued Expenses and Other Liabilities	54,721	64,466	63,428	60,488	59,295	63,299	63,162	71,804	67,569

Total Liabilities	5,463,745	5,562,579	5,700,442	5,802,146	5,784,352	5,805,139	5,785,380	5,760,717	5,946,011

Stockholders’ Equity:
Common Stock	50,207	50,210	50,220	50,220	50,235	50,235	50,235	50,235	50,261
Surplus	271,166	273,533	274,429	276,278	272,696	273,723	274,834	276,034	276,843
Retained earnings	381,203	392,312	405,624	419,057	430,811	442,456	454,985	468,331	479,271
Treasury, at cost	(68,233)	(67,657)	(65,684)	(60,801)	(64,189)	(85,678)	(85,613)	(105,666)	(126,987)
Accumulated Other Comprehensive Income	(13,747)	(4,978)	(14,595)	(18,968)	(25,216)	(30,924)	(19,470)	(24,008)	(21,263)
Director’s Deferred Compensation to be Settled in Stock	4,996	5,197	5,400	5,604	5,459	5,664	5,738	6,160	6,035
Unearned Portion of Employee Restricted Stock	(15)	(11)	(7)	—	—	—	—	—	—

Total Stockholders’ Equity	625,577	648,606	655,387	671,390	669,796	655,476	680,709	671,086	664,160

Total Liabilities and Stockholders’ Equity	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803	$6,610,171

CHITTENDEN CORPORATION	Exhibit 99.2
Consolidated Quarterly Statements of Income (Unaudited)
($ in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06	12/31/06	03/31/07
Interest Income:
Loans	$58,151	$62,786	$68,588	$71,834	$73,265	$78,547	$82,743	$84,752	$82,809
Investments	15,061	14,829	14,033	14,960	14,694	14,120	13,539	13,052	12,515

Total Interest Income	73,212	77,615	82,621	86,794	87,959	92,667	96,282	97,804	95,324

Interest Expense:
Deposits	11,268	14,193	17,561	20,904	23,065	25,715	28,868	30,905	31,351
Borrowings	2,959	3,342	2,845	2,857	3,898	4,900	4,689	3,670	5,192

Total Interest Expense	14,227	17,535	20,406	23,761	26,963	30,615	33,557	34,575	36,543

Net Interest Income	58,985	60,080	62,215	63,033	60,996	62,052	62,725	63,229	58,781
Provision for Credit Losses	1,075	1,400	1,325	1,354	1,533	1,750	1,670	1,967	1,500

Net Interest Income after Provision for Credit Losses	57,910	58,680	60,890	61,679	59,463	60,302	61,055	61,262	57,281

Noninterest Income:
Investment Management and Trust	4,971	5,003	4,996	5,047	5,153	5,322	5,233	5,585	5,667
Service Charges on Deposits	4,041	4,093	4,053	3,926	3,929	4,358	4,277	4,164	4,144
Mortgage Servicing	355	209	658	607	663	657	382	404	792
Gains on Sales of Loans, Net	2,131	2,003	2,586	2,301	1,370	1,903	1,624	1,397	1,172
Credit Card, Net	975	1,131	1,237	1,193	1,192	1,269	1,376	1,270	1,125
Insurance Commissions, Net	2,364	1,526	1,341	1,134	2,046	1,429	1,275	1,055	2,156
Other	2,722	3,211	2,907	3,243	3,234	3,590	1,970	4,062	3,027

Total Noninterest Income	17,559	17,176	17,778	17,451	17,587	18,528	16,137	17,937	18,083

Noninterest Expense:
Salaries	21,676	23,911	22,250	21,659	22,917	23,789	23,200	23,311	23,432
Employee Benefits	6,479	4,238	5,784	5,717	5,752	5,598	5,637	5,168	5,867
Net Occupancy	6,326	6,024	5,844	5,900	6,150	5,780	5,705	5,789	6,127
Data Processing	775	810	921	951	971	982	1,034	1,092	1,043
Amortization of Intangibles	774	664	665	665	665	664	665	665	665
Other	10,182	10,583	9,948	11,097	9,945	10,823	9,777	10,288	10,153

Total Noninterest Expense	46,212	46,230	45,412	45,989	46,400	47,636	46,018	46,313	47,287

Income Before Income Taxes	29,257	29,626	33,256	33,141	30,650	31,194	31,174	32,886	28,077
Income Tax Expense	10,175	10,166	11,572	11,328	10,452	10,185	9,449	10,350	8,052

Net Income	$19,082	$19,460	$21,684	$21,813	$20,198	$21,009	$21,725	$22,536	$20,025

Effective tax rate	0.348	0.343	0.348	0.342	0.341	0.327	0.303	0.315	0.287

CHITTENDEN CORPORATION	Exhibit 99.2
Selected Quarterly Financial Data (Unaudited)
($ in thousands, except share and per share data)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06	12/31/06	03/31/07
Per Common Share
Earnings, Basic	$0.41	$0.42	$0.47	$0.46	$0.43	$0.45	$0.47	$0.50	$0.44
Earnings, Diluted	0.41	0.41	0.46	0.46	0.43	0.45	0.47	0.48	0.44
Dividends	0.18	0.18	0.18	0.18	0.18	0.20	0.20	0.20	0.20

Book Value	$13.48	$13.97	$14.08	$14.34	$14.33	$14.26	$14.80	$14.79	$14.85
Tangible Book Value	$8.40	$8.90	$9.04	$9.35	$9.34	$9.20	$9.76	$9.70	$9.70

Credit Quality
Nonperforming Assets (NPAs)	$20,692	$23,150	$18,299	$16,194	$24,844	$24,727	$26,089	$20,358	$23,312
90 Days past due and still accruing	4,543	1,981	2,720	3,038	3,323	2,283	3,196	3,352	3,930

Total	$25,235	$25,131	$21,019	$19,232	$28,167	$27,010	$29,285	$23,710	$27,242
NPAs to Loans Plus OREO	0.50%	0.54%	0.41%	0.36%	0.55%	0.54%	0.56%	0.43%	0.49%

Allowance for loan losses	$59,811	$60,805	$61,468	$60,822	$61,464	$62,070	$62,153	$62,160	$62,768
Reserve for unfunded commitments	—	—	—	1,200	1,200	1,200	1,200	1,200	1,200

Allowance for credit losses (ACL)	$59,811	$60,805	$61,468	$62,022	$62,664	$63,270	$63,353	$63,360	$63,968

ACL to Loans	1.45%	1.43%	1.39%	1.38%	1.38%	1.38%	1.35%	1.35%	1.34%
ACL to Loans (excluding municipals)	1.48%	1.46%	1.44%	1.43%	1.43%	1.41%	1.40%	1.39%	1.39%
ACL to Non-performing loans	289.29%	262.71%	335.92%	392.06%	257.81%	260.13%	248.90%	315.32%	274.75%

Charge-offs	$1,154	$1,313	$1,668	$1,840	$1,753	$1,871	$2,093	$3,070	$1,617
Recoveries	859	907	1,006	1,040	862	728	506	1,110	725

Net Charge-offs	$295	$406	$662	$800	$891	$1,143	$1,587	$1,960	$892

Net Charge-off Ratio	0.01%	0.01%	0.01%	0.02%	0.02%	0.03%	0.03%	0.04%	0.02%

Average Balance Sheet Data
Securities	$1,450,210	$1,409,045	$1,341,648	$1,378,688	$1,391,413	$1,333,444	$1,269,907	$1,201,734	$1,191,388
Loans, Net	4,057,647	4,174,491	4,316,317	4,408,205	4,455,403	4,552,727	4,626,194	4,632,538	4,663,406
Earning Assets	5,568,124	5,644,833	5,738,499	5,895,121	5,915,366	5,948,463	5,959,599	5,926,319	5,927,704
Total Assets	6,068,272	6,151,863	6,257,730	6,418,971	6,430,410	6,462,457	6,482,127	6,426,533	6,427,488
Deposits	5,000,949	5,085,064	5,270,406	5,454,388	5,377,674	5,372,367	5,442,894	5,459,681	5,365,049
Borrowings	386,613	367,617	272,257	246,660	321,073	367,521	312,430	224,552	328,039
Stockholders’ Equity	629,371	637,904	651,667	660,353	671,058	661,020	662,964	677,244	664,993

Common Shares Outstanding	46,401,555	46,437,041	46,556,737	46,829,048	46,748,381	45,978,122	45,994,341	45,360,125	44,722,223
Weighted Average Common Shares Outstanding	46,384,816	46,414,471	46,519,124	46,689,991	46,804,242	46,423,288	45,982,152	45,745,340	45,104,605
Weighted Average Common and Common Equivalent Shares Outstanding	46,918,134	46,900,608	47,108,614	47,291,129	47,401,157	46,903,363	46,503,862	46,388,348	45,749,656

Return on Average Tangible Equity	19.94%	19.58%	20.80%	20.47%	18.92%	19.87%	20.20%	20.25%	18.93%
Return on Average Equity	12.30%	12.24%	13.20%	13.11%	12.21%	12.75%	13.00%	13.20%	12.21%
Return on Average Tangible Assets	1.36%	1.35%	1.46%	1.43%	1.35%	1.38%	1.41%	1.47%	1.34%
Return on Average Assets	1.28%	1.27%	1.37%	1.35%	1.27%	1.30%	1.33%	1.39%	1.26%
Net Yield on Earning Assets	4.30%	4.29%	4.35%	4.30%	4.20%	4.22%	4.23%	4.29%	4.06%
Efficiency Ratio	58.07%	59.87%	54.57%	54.37%	56.61%	56.87%	55.91%	54.56%	58.72%

Tangible Capital Ratio (TCR)	6.66%	6.92%	6.88%	7.01%	7.02%	6.79%	7.20%	7.10%	6.80%
TCR without Other Comprehensive Income	6.87%	6.99%	7.09%	7.28%	7.38%	7.24%	7.48%	7.45%	7.11%
Leverage Ratio	8.79%	9.10%	9.13%	9.21%	9.38%	9.04%	9.24%	9.24%	9.11%
Tier 1 Capital Ratio	10.62%	10.73%	10.90%	11.23%	11.61%	11.29%	11.59%	11.56%	10.93%
Total Capital Ratio	11.81%	11.92%	12.07%	12.40%	12.82%	12.49%	12.80%	12.78%	14.52%

Chittenden Corporation	Exhibit 99.2
Average Balances, Interest Income and Expense, and Average Rates (Unaudited) For the Quarter and Year Ended March 31, 2007

	2007			2006
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$858,485	$16,869	7.97%	$819,350	$14,829	7.34%
Municipal	148,157	2,173	5.87%	167,123	1,972	4.72%
Multifamily	218,994	3,848	7.03%	196,272	3,305	6.73%
Commercial Real Esate	1,948,507	34,045	7.09%	1,812,236	30,031	6.72%
Construction	231,751	4,370	7.54%	205,858	3,606	7.01%
Residential Real Estate	765,987	12,382	6.47%	749,140	11,016	5.88%
Home Equity	320,683	6,393	8.08%	313,045	5,678	7.36%
Consumer	233,687	3,562	6.18%	254,068	3,554	5.67%

Total Loans	4,726,251	83,642	7.15%	4,517,092	73,991	6.63%
Investments:
Taxable	1,122,334	11,673	4.16%	1,390,914	14,617	4.20%
Tax-Favored Securities	69,053	981	5.76%	499	8	6.73%
Interest-Bearing Deposits in Banks	980	11	4.61%	250	2	2.79%
Federal Funds Sold	9,086	118	5.27%	6,611	69	4.22%

Total Interest-Earning Assets	5,927,704	96,425	6.56%	5,915,366	88,687	6.05%

NonInterest-Earning Assets	562,630			576,733
Allowance for Loan Losses	(62,846)			(61,689)

Total Assets	$6,427,488			$6,430,410

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$464,232	$1,004	0.88%	$491,024	$712	0.59%
Now	825,863	1,852	0.91%	869,710	1,431	0.67%
CMA/Money Market	1,606,649	12,230	3.09%	1,641,966	9,253	2.29%
Certificates of Deposit less than $100,000	863,284	8,147	3.83%	832,148	6,018	2.93%
Certificates of Deposit $100,000 and over	700,389	8,118	4.70%	621,674	5,651	3.69%

Total Interest-Bearing Deposits	4,460,417	31,351	2.85%	4,456,522	23,065	2.10%
Repos	88,255	804	3.70%	64,576	365	2.29%
Other Borrowings	239,784	4,388	7.42%	256,497	3,533	5.59%

Total Interest-Bearing Liabilities	4,788,456	36,543	3.09%	4,777,595	26,963	2.29%

NonInterest-Bearing Liabilities:
Demand Deposits	904,633			921,152
Other Liabilities	69,406			60,605

Total Liabilities	5,762,495			5,759,352
Stockholders’ Equity	664,993			671,058

Total Liabilities and Stockholders’ Equity	$6,427,488			$6,430,410

Net Interest Income		$59,882			$61,724

Interest Rate Spread (2)			3.47%			3.76%
Net Yield on Earning Assets (3)			4.06%			4.20%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.